UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 18, 2008
Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10033	04-1671740
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1041 521 Corporate Center Drive
Fort Mill, South Carolina		29707
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (803) 835-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 18, 2008, Wellman Inc. (the “Company”) entered into the fifth amendment of its senior secured superpriority debtor in possession credit agreement dated February 26, 2008 (the “Credit Agreement”) among the Company and certain of its domestic subsidiaries, as borrowers, Deutsche Bank Securities Inc., as sole lead arranger and bookrunner, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, and the lenders that from time to time become party thereto. The default provisions in Section 9.1(i)(xvi) of the original Credit Agreement provide specified times to complete certain steps in a sales process. These were replaced with specified times to complete certain steps in a reorganization process. The time frames for the major steps are:
•	File, with the Bankruptcy Court, by June 25, 2008, (i) a plan of reorganization, (ii) a disclosure statement and (iii) a commitment of at least $70 million to backstop a rights offering which is reasonably acceptable to the DIP lenders,

•	Obtain an indicative commitment for exit financing by July 14, 2008,

•	Obtain a fully underwritten commitment for exit financing by July 30, 2008,

•	Obtain Bankruptcy Court approval of the disclosure statement by August 4, 2008,

•	Obtain an order confirming the plan of reorganization by September 15, 2008, and

•	Complete the plan of reorganization and exit bankruptcy by September 25, 2008.
The amendment also provides for a participation in the DIP by a second lien lender and for fees to be paid to both the DIP lenders and to the new participant in the DIP. For a description of the Credit Agreement and a copy thereof, please see the Company’s Current Report on Form 8-K dated February 26, 2008 filed with the Securities and Exchange Commission on March 4, 2008. A copy of the related press release is attached hereto as Exhibit 99.1 hereto. A complete copy of the amendment is attached as Exhibit 99.2.
Item 2.02. Results of Operations and Financial Condition.
     The information set forth in Item 7.01 below is incorporated by reference in this Item 2.02 as if fully set forth herein.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     David Styka, Chief Accounting Officer, announced his decision to leave the Company in the middle of July to pursue other opportunities outside of the Company.
Item 7.01. Regulation FD Disclosure.
     On June 19, 2008, the Company and certain of its subsidiaries (collectively, the “Debtors”) filed their unaudited consolidated Monthly Operating Statements for the month ended May 31, 2008 (the “Monthly Operating Statements”), with the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) in the matter of In re Wellman, Inc., et al., Case No. 08-10595 (SMB). Exhibit 99.3 to this Current Report on Form 8-K contains the unaudited consolidated Monthly Operating Statements as filed with the United States Bankruptcy Court.

     The Monthly Operating Statements are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court. The financial information in the Monthly Operating Statements are in a format required by the U.S. Bankruptcy Court and the Company’s Debtor-in-Possession credit agreement, is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Therefore, the Monthly Operating Statements may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Statements. There can be no assurance that such information is complete and the Monthly Operating Statements may be subject to revision. The Monthly Operating Statements should be read in conjunction with the Consolidated Financial Statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.
     These Monthly Operating Statements have been derived from the books and records of the Company. They, however, have not been subjected to procedures that would typically be applied to financial information presented in accordance with GAAP and, upon the application of such procedures, the Company believes that they could be subject to changes, and these changes could be material. The information furnished in the Monthly Operating Statements includes certain normal recurring adjustments but may not include all of the adjustments that would typically be made for quarterly financial statements in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.
     Access to documents filed with the U.S. Bankruptcy Court and other general information about the Chapter 11 cases are available at www.kccllc.net/wellman. The content of the foregoing website is not a part of this Report.
Limitation on Incorporation by Reference
     The Monthly Operating Statements are being furnished for information purposes only and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”). Registration statements or other documents filed with the SEC shall not incorporate the Monthly Operating Statements or any other information set forth in this Report by reference, except as otherwise expressly stated in such filing. This Report will not be deemed an admission to the materiality of any information that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements
     In addition to historical information, this Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “believe,” “intend”, “expect,” “anticipate,” “plan,” “may,” “will,” and similar expressions are intended to identify forward-looking statements. Such statements include, among others, those concerning the Company’s expected financial performance, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. These Statements are made as of the date of this Report based upon current expectations, and we undertake no obligation to update this information, whether as a result of new information, future developments or otherwise. These forward-looking statements involve certain risks and uncertainties, including, but not limited to: our substantial liquidity needs and liquidity pressure; our substantial indebtedness and its impact on our financial health and operations; risks associated with our indebtedness containing floating interest rate provisions and its effect on our financial health if rates rise significantly; our ability to obtain additional financing in the future; risks associated with claims not discharged in the Chapter 11 cases and their effect on our results of operations and profitability; risks associated with the transfers of our equity, or issuances of equity in connection with our reorganization and our ability to utilize our federal income tax net operating loss carry-forwards in the future; our dependence on our management and employees; the adverse effect of competition on our performance; reduced raw material margins; availability and cost of raw materials; reduced sales volumes; increase in costs; volumes of textile imports; prices and volumes of polyester staple fiber and PET resin imports; the financial condition of our customers; change in tax risks; environmental risks; natural disasters; regulatory changes; U.S., European, Asian and global economic conditions; work stoppages; levels of production capacity and profitable operations of assets; prices of competing products; acts of terrorism; and maintaining the operations of our existing production facilities. Actual results may differ materially from those expressed herein. Results of operations in any past period should not be considered indicative of results to be expected in future periods. Fluctuations in operating results may result in fluctuations in the price of our common stock.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits
99.1	Press Release dated June 18, 2008.

99.2	Fifth Amendment to the Wellman, Inc. Credit Agreement dated February 26, 2008.

99.3	Wellman, Inc.’s Unaudited Monthly Operating Statements for the month ended May 31, 2008.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.
June 19, 2008	/s/ Keith R. Phillips
Keith R. Phillips
Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated June 18, 2008.

99.2	Fifth Amendment to the Wellman, Inc. Credit Agreement dated February 26, 2008.

99.3	Wellman, Inc.’s Unaudited Monthly Operating Statements for the month ended May 31, 2008.

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